UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Dynamic Global Bond Fund	June 30, 2021
RPIEX	Investor Class
PAIEX	Advisor Class
RPEIX	I Class
TRDZX	Z Class

T. ROWE PRICE DYNAMIC GLOBAL BOND FUND

HIGHLIGHTS

■	The Dynamic Global Bond Fund outperformed its ICE BofA US 3-Month Treasury Bill Index benchmark during an environment where long-term developed market bond yields rose and risk assets, such as equity and credit, performed well.

■	The portfolio’s country positioning had the strongest positive impact, while currency and sector positioning added modest gains.

■	Using the full global fixed income universe, we actively manage the fund’s allocation to global government bond markets and security selection within credit sectors, while at the same time implementing strategies to help mitigate the fund against downside risk.

■	A tactical approach is needed in the current market environment, so our ability to be flexible and adapt to changes in market conditions will be important.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Dynamic Global Bond Fund returned 1.80% for the six-month period ended June 30, 2021, outperforming the ICE BofA US 3-Month Treasury Bill Index.1 (Results for the fund’s Advisor, I, and Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The first three months of the period were dominated by a sharp acceleration in long-term developed market bond yields as the coronavirus vaccine rollout fueled expectations for higher growth and inflation. This trend lost momentum in the second half of the period, however, as economic data reached a peak and inflation concerns receded. In terms of risk markets, the combination of ultra-accommodative monetary policy, expansionary fiscal policy, and the rollout of vaccines supported investor sentiment and helped drive gains.

Although the benchmark is the ICE BofA US 3-Month Treasury Bill Index, the portfolio’s unconstrained approach makes direct positioning comparisons with the benchmark much less informative than for traditional fixed income funds whose holdings are more closely aligned with an index. As a result, we refer to positions as long (those benefiting from an increase in price) or short (those benefiting from a decrease in price) as opposed to overweight or underweight relative to the benchmark.

1Effective May 1, 2021, the benchmark for the Dynamic Global Bond Fund changed from the 3 Month LIBOR in USD to the ICE BofA US 3-Month Treasury Bill Index. The London Interbank Offered Rate (LIBOR) is being phased out starting the end of this year. As a result, we changed the benchmark before the cessation of LIBOR.

The fund’s overall duration and country positioning had a positive impact on returns. (Duration measures a bond’s sensitivity to changes in interest rates.) A short duration posture in the U.S. contributed as Treasury yields rose sharply in the first three months of the period on anticipation of a strong recovery in growth. Our allocation to U.S. inflation-linked bonds also benefited returns, as did a short duration position held in Germany until March. In emerging markets, there were positive impacts from a short position in Poland and a long position in locally denominated government bonds from South Africa. Exposures in local bonds from Chile, Thailand, and Russia detracted, however, as yields in these markets increased.

The fund’s currency positioning had a modest positive impact on returns, with a short position in the Taiwanese dollar and a long position in the Mexican peso adding gains. We also benefited from our tactical positioning in the Canadian dollar and a long position in the Norwegian krone. Long positions in the euro and Japanese yen dragged on performance, however.

The fund generated modestly positive returns from sector positioning. In particular, security selection within U.S. high yield, emerging market hard currency debt, and U.S. securitized issuers boosted the fund’s performance. Maintaining options on U.S. equities that would benefit from a market downturn dragged on returns, however.

We actively manage downside risk in the portfolio. Some of our currency positions are driven by their defensive characteristics as we continue to monitor potential illiquidity in the markets and investors’ behavior in times of market stress. We employ a wide range of techniques to actively manage downside risk, which can involve credit derivatives on indexes and individual issuers as well as put options on broad stock market indexes. We choose hedging instruments based on which provide the best combination of low cost, liquidity, and protection against a broad downturn in stocks, bonds, or currencies. We also use derivatives to gain exposure to certain sectors or asset classes or to manage duration. The fund’s exposure to derivatives contributed to absolute performance during the reporting period. Interest rate and currency forward contracts were the principal contributors, while equity derivatives dragged.

How is the fund positioned?

At the end of the period, the fund’s overall duration was close to our lower threshold of minus one year—meaning that the portfolio would benefit from an increase in global yields—mainly through our short positions in U.S. duration, and, to a lesser extent, UK and Canada duration. Within emerging markets, the fund held allocations to local currency government bonds from Thailand, Indonesia, Mexico, Brazil, Chile, Romania, Serbia, and Russia. These were partially offset by a short duration stance in Poland.

In currencies, the fund was short the U.S. dollar against a range of developed market and European-linked currencies, including the Australian dollar, euro, Czech koruna, and Romanian leu. In emerging markets, we held long positions at the end of the period in the Russian ruble, Turkish lira, and Serbian dinar.

In terms of exposure to markets with credit risk, we expressed an overall neutral position at the end of June. Long positions held in select corporate, securitized, and hard currency emerging market debt were broadly offset by defensive short positions in synthetic credit instruments, including in the emerging market space.

What is portfolio management’s outlook?

We expect interest rates to resume their trend higher. Global growth may be past the peak, but we still expect it to remain at a robust level over the next few months. At the same time, we see potential for inflation to remain elevated with prices potentially more persistent and less transitory than markets anticipate. To reflect these views, we have maintained overall duration at the low end of our range, with short duration stances expressed in high-quality countries where we see the most potential for inflation to be structural. Going forward, it will be important to monitor economic data and risks, such as new coronavirus variants, closely. We stand ready to take action should we see any signs that threaten our thesis for growth and inflation.

In terms of risk markets, we are less constructive on the outlook. This is because we feel that the top has been reached in three of the four drivers that have underpinned the rally in risk markets since late last year. These drivers included ultra-accommodative monetary policy, expansionary fiscal policy, the rollout of vaccines, and the potential release of pent-up demand. First, monetary policy support is past the peak with major central banks, such as the Federal Reserve, tiptoeing toward the exit and likely to start tapering bond purchases. Second, fiscal stimulus is also likely to be past the peak, and it’s possible that some governments may look to tighten either later this year or in 2022 after unprecedented spending during the pandemic. Third, the positive momentum from vaccines is likely to fade given the rollout progress made across several developed markets. By contrast, we continue to expect positive momentum from consumption rebounding to be supportive. Taking all these factors into account, we reduced the fund’s overall risk level during the period.

Overall, we believe the environment calls for a tactical approach, so our ability to be flexible and adapt to changes in market conditions will be important. We will continue to follow our investment process and maintain a portfolio that strikes the right balance between specific risk-seeking and more risk-defensive positions.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries. The fund’s use of derivatives may expose it to additional volatility in comparison with investing directly in bonds and other debt securities. Derivatives can be illiquid and difficult to value and may involve leverage so that small changes produce disproportionate losses for the fund, and any instruments not traded on an exchange are subject to counterparty risk. The fund’s principal use of derivatives involves the risk that interest rate movements, changes in currency values and exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm performance and impair efforts to reduce overall volatility.

BENCHMARK INFORMATION

Note: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES.

ICE Benchmark Administration Limited makes no warranty, express or implied, either as to the results to be obtained from the use of ICE LIBOR and/or the figure at which ICE LIBOR stands at any particular time on any particular day or otherwise. ICE Benchmark Administration Limited makes no express or implied warranties of merchantability or fitness for a particular purpose in respect of any use of ICE LIBOR.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
BRAZIL 3.4%		
Corporate Bonds 0.1%		
Braskem Netherlands Finance, 5.875%, 1/31/50 (USD) (1)	5,195,000	5,706
		5,706
Government Bonds 3.3%		
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27	708,840,000	151,134
		151,134
Total Brazil (Cost $142,563)		**156,840**
CANADA 0.6%		
Government Bonds 0.6%		
Government of Canada Real Return Bond, Inflation-Indexed, 4.00%, 12/1/31	21,594,135	25,574
Total Canada (Cost $24,605)		**25,574**
CHILE 3.2%		
Government Bonds 3.2%		
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/26	104,010,000,000	147,709
Total Chile (Cost $156,060)		**147,709**
CHINA 4.1%		
Government Bonds 4.1%		
China Development Bank, 3.09%, 6/18/30	294,600,000	44,090
People's Republic of China, 2.68%, 5/21/30	495,500,000	73,867
People's Republic of China, 3.27%, 11/19/30	461,900,000	72,451
Total China (Cost $185,186)		**190,408**
CYPRUS 1.2%		
Government Bonds 1.2%		
Republic of Cyprus, 2.375%, 9/25/28	9,887,000	13,590
Republic of Cyprus, 2.75%, 2/26/34	7,275,000	10,720
Republic of Cyprus, 2.75%, 5/3/49	11,964,000	19,077
Republic of Cyprus, 4.25%, 11/4/25	8,432,000	11,943
Total Cyprus (Cost $48,029)		**55,330**

FRANCE 0.1%		
Corporate Bonds 0.1%		
Altice France Holding, 4.00%, 2/15/28 (1)(2)	3,780,000	4,303
Total France (Cost $3,543)		**4,303**
GERMANY 9.0%		
Government Bonds 9.0%		
Bundesobligation, 0.00%, 4/10/26 (3)	341,480,000	416,413
Total Germany (Cost $419,147)		**416,413**
INDIA 2.4%		
Corporate Bonds 0.4%		
HDFC Bank, 8.10%, 3/22/25	1,200,000,000	16,869
		16,869
Government Bonds 2.0%		
Republic of India, 6.45%, 10/7/29	1,253,000,000	16,992
Republic of India, 7.59%, 1/11/26	5,260,750,000	75,543
		92,535
Total India (Cost $111,118)		**109,404**
INDONESIA 2.5%		
Government Bonds 2.5%		
Republic of Indonesia, 8.25%, 5/15/29	1,496,500,000,000	115,233
Total Indonesia (Cost $112,825)		**115,233**
IRELAND 1.0%		
Corporate Bonds 1.0%		
AerCap Ireland Capital, 3.50%, 5/26/22 (USD)	5,075,000	5,195
AerCap Ireland Capital, 3.50%, 1/15/25 (USD)	11,431,000	12,119
AerCap Ireland Capital, 6.50%, 7/15/25 (USD)	15,701,000	18,345
Avolon Holdings Funding, 2.75%, 2/21/28 (USD) (1)	13,090,000	12,943
Total Ireland (Cost $48,228)		**48,602**

ISRAEL 1.3%		
Government Bonds 1.3%		
State of Israel, 3.75%, 3/31/47	150,365,000	59,218
Total Israel (Cost $53,304)		**59,218**
ITALY 0.1%		
Corporate Bonds 0.1%		
FCA Bank, 1.625%, 9/29/21 (GBP)	3,295,000	4,568
Total Italy (Cost $4,373)		**4,568**
IVORY COAST 0.1%		
Government Bonds 0.1%		
Republic of Ivory Coast, 4.875%, 1/30/32 (EUR) (1)	5,120,000	6,082
Total Ivory Coast (Cost $6,165)		**6,082**
JAPAN 4.3%		
Corporate Bonds 0.4%		
Mitsubishi UFJ Financial Group, FRN, 3M USD LIBOR + 0.65%, 0.826%, 7/26/21 (USD)	18,044,000	18,052
		18,052
Government Bonds 3.9%		
Japan Government Two Year Bond, 0.10%, 10/1/22	20,170,000,000	182,061
		182,061
Total Japan (Cost $208,224)		**200,113**
MALAYSIA 1.0%		
Government Bonds 1.0%		
1MDB Global Investments, 4.40%, 3/9/23 (USD)	16,300,000	16,440
Government of Malaysia, 4.736%, 3/15/46	67,360,000	17,109
Government of Malaysia, 4.921%, 7/6/48	50,920,000	13,130
Total Malaysia (Cost $45,118)		**46,679**

MEXICO 2.6%		
Government Bonds 2.6%		
Mexican Bonos, 7.75%, 11/13/42	1,846,240,000	95,291
Mexican Udibonos, Inflation-Indexed, 4.00%, 11/30/28	502,851,059	27,521
Total Mexico (Cost $118,626)		**122,812**
NETHERLANDS 0.0%		
Common Stocks 0.0%		
Fortenova Group STAK Stichting, ADR	597,196	198
		198
Convertible Bonds 0.0%		
Fortenova Group TopCo, 2.50%, 4/1/28	2,510,295	834
		834
Total Netherlands (Cost $1,209)		**1,032**
OMAN 0.2%		
Government Bonds 0.2%		
Sultanate of Oman, 7.00%, 1/25/51 (USD) (1)	10,215,000	10,424
Total Oman (Cost $9,981)		**10,424**
PHILIPPINES 1.5%		
Government Bonds 1.5%		
Republic of Philippines, 3.90%, 11/26/22	1,425,000,000	29,521
Republic of Philippines, 6.25%, 1/14/36	1,679,000,000	41,245
Total Philippines (Cost $65,615)		**70,766**
PORTUGAL 0.1%		
Corporate Bonds 0.1%		
Banco Comercial Portugues, VR, 9.25% (2)(4)(5)	5,400,000	6,730
Total Portugal (Cost $5,703)		**6,730**

QATAR 0.4%		
Corporate Bonds 0.4%		
Qatar Petroleum, 3.30%, 7/12/51 (USD) (1)	17,855,000	17,855
Total Qatar (Cost $17,855)		**17,855**
ROMANIA 2.1%		
Government Bonds 2.1%		
Republic of Romania, 2.00%, 1/28/32 (EUR) (1)	4,485,000	5,387
Republic of Romania, 5.00%, 2/12/29	268,590,000	72,613
Republic of Romania, 5.80%, 7/26/27	64,950,000	18,261
Total Romania (Cost $87,531)		**96,261**
RUSSIA 2.3%		
Government Bonds 2.3%		
Russian Federation, 7.65%, 4/10/30	7,610,000,000	108,342
Total Russia (Cost $108,331)		**108,342**
SERBIA 2.8%		
Government Bonds 2.8%		
Republic of Serbia, 4.50%, 8/20/32	5,570,230,000	62,139
Republic of Serbia, 5.875%, 2/8/28	5,669,670,000	68,742
Total Serbia (Cost $117,700)		**130,881**
SOUTH AFRICA 2.2%		
Government Bonds 2.2%		
Republic of South Africa, 8.00%, 1/31/30	74,860,000	4,976
Republic of South Africa, 8.75%, 2/28/48	906,675,000	53,820
Republic of South Africa, 10.50%, 12/21/26	559,820,000	44,601
Total South Africa (Cost $101,391)		**103,397**
SOUTH KOREA 3.5%		
Government Bonds 3.5%		
Korea Treasury Bond, 1.875%, 3/10/24	179,600,000,000	161,248
Total South Korea (Cost $162,713)		**161,248**

SPAIN 0.3%		
Corporate Bonds 0.3%		
Banco de Sabadell, VR, 2.00%, 1/17/30 (5)	800,000	937
Santander Consumer Finance, 0.875%, 1/24/22	10,000,000	11,943
Total Spain (Cost $13,336)		**12,880**
SWEDEN 1.0%		
Government Bonds 1.0%		
Sweden Government Bond, 3.50%, 3/30/39	270,000,000	46,203
Total Sweden (Cost $47,161)		**46,203**
SWITZERLAND 0.1%		
Corporate Bonds 0.1%		
UBS, 1.75%, 4/21/22 (USD) (1)	6,240,000	6,310
Total Switzerland (Cost $6,237)		**6,310**
THAILAND 2.2%		
Government Bonds 2.2%		
Kingdom of Thailand, 3.60%, 6/17/67	952,465,000	34,346
Kingdom of Thailand, Inflation-Indexed, 1.25%, 3/12/28	2,266,192,287	69,849
Total Thailand (Cost $101,115)		**104,195**
TURKEY 1.0%		
Government Bonds 1.0%		
Republic of Turkey, 11.70%, 11/13/30	544,760,000	48,302
Total Turkey (Cost $47,530)		**48,302**
UNITED KINGDOM 3.5%		
Corporate Bonds 0.3%		
Standard Chartered, FRN, 3M USD LIBOR + 1.20%, 1.328%, 9/10/22 (USD) (1)	15,320,000	15,348
		15,348

Government Bonds 3.2%		
United Kingdom Gilt, 0.625%, 6/7/25	104,700,000	146,961
		146,961
Total United Kingdom (Cost $165,305)		**162,309**
UNITED STATES 34.7%		
Asset-Backed Securities 2.2%		
Applebee's Funding, Series 2019-1A, Class A2I, 4.194%, 6/7/49 (1)	4,418,610	4,529
Carmax Auto Owner Trust, Series 2019-2, Class C, 3.16%, 2/18/25	6,340,000	6,603
Carmax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	4,665,000	4,837
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26	2,395,000	2,458
Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	2,975,000	3,095
Driven Brands Funding, Series 2018-1A, Class A2, 4.739%, 4/20/48 (1)	2,391,050	2,542
Driven Brands Funding, Series 2019-2A, Class A2, 3.981%, 10/20/49 (1)	4,915,150	5,202
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25	1,305,000	1,318
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73%, 7/15/26	1,235,000	1,256
Exeter Automobile Receivables Trust, Series 2021-1A, Class E, 2.21%, 2/15/28 (1)	17,480,000	17,192
GM Financial Automobile Leasing Trust, Series 2020-1, Class D, 2.28%, 6/20/24	2,315,000	2,358
Hardee's Funding, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (1)	10,975,484	11,637
Hardee's Funding, Series 2020-1A, Class A2, 3.981%, 12/20/50 (1)	4,552,125	4,817
Jack in the Box Funding, Series 2019-1A, Class A2I, 3.982%, 8/25/49 (1)	21,264,313	21,758
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.71%, 2/17/26 (1)	5,035,000	5,317
Santander Drive Auto Receivables Trust, Series 2017-3, Class E, 4.97%, 1/15/25	1,800,000	1,841
World Omni Auto Receivables Trust, Series 2018-D, Class C, 3.87%, 8/15/25	3,535,000	3,681
		100,441

Bank Loans 1.7% (6)		
Asurion, FRN, 1M USD LIBOR + 3.25%, 3.354%, 12/23/26	4,434,816	4,382
Big Ass Fans, FRN, 3M USD LIBOR + 3.75%, 4.75%, 5/21/24	11,519,856	11,527
Clear Channel Outdoor Holdings, FRN, 1M USD LIBOR + 3.50%, 3.686%, 8/21/26	8,031,938	7,835
CoreLogic, FRN, 3M USD LIBOR + 6.50%, 7.00%, 6/4/29 (7)	5,850,000	5,879
Intelsat Jackson Holdings, FRN, 3M USD LIBOR + 5.50%, 8.75%, 1/2/24	1,020,000	1,037
Intelsat Jackson Holdings, FRN, PRIME + 4.75%, 8.00%, 11/27/23	1,205,000	1,222
IRB Holding, FRN, 1M USD LIBOR + 3.25%, 4.25%, 12/15/27	4,691,425	4,689
Lamar Media, FRN, 1M USD LIBOR + 1.50%, 1.577%, 2/5/27	2,285,000	2,245
Life Time, FRN, 1M USD LIBOR + 4.75%, 5.75%, 12/16/24	7,716,225	7,736
Nascar Holdings, FRN, 3M USD LIBOR + 2.75%, 2.854%, 10/19/26	3,469,778	3,452
Ozark Holdings, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/16/27	3,306,500	3,307
Prairie ECI Acquiror, FRN, 3M USD LIBOR + 4.75%, 4.854%, 3/11/26	11,215,000	10,902
RealPage, FRN, 1M USD LIBOR + 3.25%, 3.75%, 4/24/28	2,715,000	2,705
Uber Technologies, FRN, 1M USD LIBOR + 3.50%, 3.604%, 4/4/25	12,515,487	12,504
		79,422
Convertible Preferred Stocks 0.8%		
Sempra Energy, Series B, 6.75%, 7/15/21	190,000	18,393
Southern, Series A, 6.75%, 8/1/22	352,254	17,681
		36,074
Corporate Bonds 2.4%		
Ally Financial, 4.625%, 5/19/22	6,915,000	7,174
Capital One Bank USA, VR, 2.014%, 1/27/23 (5)	7,895,000	7,964
CoreLogic, 4.50%, 5/1/28 (1)	11,695,000	11,607
Lions Gate Capital Holdings, 5.50%, 4/15/29 (1)	10,275,000	10,866
NGL Energy Partners, 7.50%, 11/1/23	6,000,000	5,895
Pacific Gas & Electric, 3.30%, 8/1/40	2,250,000	2,039
Pacific Gas & Electric, 3.50%, 8/1/50	9,775,000	8,670
Pacific Gas & Electric, 4.95%, 7/1/50	6,233,000	6,394
PG&E, 5.00%, 7/1/28 (2)	4,735,000	4,765
SBA Tower Trust, 2.836%, 1/15/25 (1)	7,420,000	7,823
Solaris Midstream Holdings, 7.625%, 4/1/26 (1)	4,475,000	4,732
Townsquare Media, 6.875%, 2/1/26 (1)	6,315,000	6,741
Transocean Phoenix 2, 7.75%, 10/15/24 (1)	3,168,000	3,263
Transocean Pontus, 6.125%, 8/1/25 (1)	1,337,625	1,348
Transocean Proteus, 6.25%, 12/1/24 (1)	7,038,900	7,092

Verizon Communications, 3.55%, 3/22/51	13,185,000	14,039
		110,412
Equity Mutual Funds 3.5%		
Invesco Senior Loan ETF	7,261,100	160,833
		160,833
Municipal Securities 0.7%		
Puerto Rico Commonwealth, Series A, GO, 5.25%, 7/1/37 (3)(8)	5,520,000	5,078
Puerto Rico Commonwealth, Series A, GO, 8.00%, 7/1/35 (3)(8)	5,550,000	4,593
Puerto Rico Commonwealth, Public Improvement, Series C, GO, 6.00%, 7/1/39 (3)(8)	6,340,000	5,762
Puerto Rico Commonwealth, Public Improvement, Series E, GO, 5.50%, 7/1/31 (3)(8)	5,345,000	4,791
Puerto Rico Commonwealth, Unrefunded Balance, Series A, GO, 5.125%, 7/1/31 (3)(8)	2,655,000	2,429
Tobacco Settlement Fin., Series A-1, 6.706%, 6/1/46	11,890,000	12,490
		35,143
Non-U.S. Government Mortgage-Backed Securities 1.6%		
BANK, Series 2020-BN25, Class AS, 2.841%, 1/15/63	8,515,000	8,966
BBCMS Mortgage Trust, Series 2020-C6, Class AS, 2.84%, 2/15/53	7,995,000	8,405
Benchmark Mortgage Trust, Series 2020-B16, Class AM, ARM, 2.944%, 2/15/53	5,730,000	6,066
BX Commercial Mortgage Trust, Series 2019-IMC, Class E, ARM, 1M USD LIBOR + 2.15%, 2.223%, 4/15/34 (1)	5,535,000	5,507
BX Commercial Mortgage Trust, Series 2020-BXLP, Class G, ARM, 1M USD LIBOR + 2.50%, 2.573%, 12/15/36 (1)	8,462,658	8,458
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, ARM, 4.66%, 5/15/52 (1)	4,517,000	3,991
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, ARM, 1M USD LIBOR + 1.50%, 1.573%, 7/15/36 (1)	7,500,000	7,498
Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M2, CMO, ARM, 1M USD LIBOR + 2.30%, 2.392%, 9/25/30	6,673,790	6,770
Towd Point Mortgage Trust, Series 2017-6, Class A1, CMO, ARM, 2.75%, 10/25/57 (1)	2,627,861	2,691
Towd Point Mortgage Trust, Series 2018-1, Class A1, CMO, ARM, 3.00%, 1/25/58 (1)	2,376,446	2,439
Towd Point Mortgage Trust, Series 2018-3, Class A1, CMO, ARM, 3.75%, 5/25/58 (1)	3,609,548	3,805
Verus Securitization Trust, Series 2019-3, Class A1, CMO, STEP, 2.784%, 7/25/59 (1)	9,978,244	10,104
		74,700

(Amounts in 000s, except for contracts)

Options Purchased 0.5%

Exchange-Traded Options Purchased 0.1%

Description	Contracts	Notional Amount	$ Value
S&P 500 Index, Put, 9/17/21 @ $4,050.00 (3)	1,120	481,320	6,216
Total Exchange-Traded Options Purchased (Cost $10,326)			6,216

OTC Options Purchased 0.4%

Counterparty	Description	Contracts	Notional Amount	$ Value
Bank of America	5 Year Interest Rate Swap, 5/25/27 Pay Fixed 1.30% Semi-Annually, Receive Variable 0.146% (3M USD LIBOR) Quarterly, 5/23/22 @ 1.30%* (USD) (3)	1	241,032	2,690
BNP Paribas	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX. NA.IG-S36, 5 Year Index, 6/20/26), Pay 1.00% Quarterly, Receive upon credit default, 9/15/21 @ 0.58%* (USD) (3)	1	430,000	440
Citibank	10 Year Interest Rate Swap, 4/21/32 Pay Fixed 2.00% Semi-Annually, Receive Variable 0.146% (3M USD LIBOR) Quarterly, 4/19/22 @ 2.00%* (USD) (3)	1	230,000	2,372
Citibank	5 Year Interest Rate Swap, 5/25/27 Pay Fixed 1.30% Semi-Annually, Receive Variable 0.146% (3M USD LIBOR) Quarterly, 5/23/22 @ 1.30%* (USD) (3)	1	230,988	2,578

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

* Exercise Spread

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $255,317 and represents 5.5% of net assets.

(2) See Note 4. All or a portion of this security is on loan at June 30, 2021.

(3) Non-income producing

(4) Perpetual security with no stated maturity date.

(5) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(6) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(7) See Note 2. Level 3 in fair value hierarchy.

(8) Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(9) Seven-day yield

(10) Affiliated Companies

1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M CAD CDOR	Three month CAD CDOR (Canadian Dollar offered rate)
3M HKD HIBOR	Three month HKD HIBOR (Hong Kong interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
6M GBP LIBOR	Six month GBP LIBOR (London interbank offered rate)
6M PLN WIBOR	Six month PLN WIBOR (Warsaw interbank offered rate)
ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CMO	Collateralized Mortgage Obligation
CNH	Offshore China Renminbi
CPI	Consumer Price Index
CZK	Czech Koruna
EGP	Egyptian Pound
ETF	Exchange-Traded Fund
EUR	Euro
FRN	Floating Rate Note

(Amounts in 000s)

SWAPS (0.1)%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.1%				
Credit Default Swaps, Protection Bought (0.2)%				
Bahrain 0.0%				
Bank of America, Protection Bought (Relevant Credit: Government of Bahrain), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	6,340	64	242	(178)
Barclays Bank, Protection Bought (Relevant Credit: Government of Bahrain), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	12,686	127	501	(374)
JPMorgan Chase, Protection Bought (Relevant Credit: Government of Bahrain), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	12,524	126	483	(357)
JPMorgan Chase, Protection Bought (Relevant Credit: Government of Bahrain), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26 (USD)	15,413	734	750	(16)
Total Bahrain			**1,976**	**(925)**
Canada (0.0)%				
Goldman Sachs, Protection Bought (Relevant Credit: Barrick Gold), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26 (USD)	16,700	(384)	(305)	(79)
Total Canada			**(305)**	**(79)**
France (0.0)%				
BNP Paribas, Protection Bought (Relevant Credit: Sanofi), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26	10,300	(477)	(453)	(24)
Total France			**(453)**	**(24)**
Luxembourg (0.2)%				
Bank of America, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 12/20/22	10,250	(833)	(777)	(56)
Barclays Bank, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 6/20/22	3,328	(184)	(99)	(85)

Barclays Bank, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 12/20/22	32,400	(2,632)	(2,311)	(321)
Barclays Bank, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 6/20/23	11,714	(1,254)	(807)	(447)
BNP Paribas, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 12/20/22	7,850	(638)	(521)	(117)
Citibank, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 6/20/23	13,096	(1,402)	(919)	(483)
Goldman Sachs, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 12/20/22	10,000	(813)	(818)	5
JPMorgan Chase, Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 6/20/23	3,000	(321)	(295)	(26)
Total Luxembourg			**(6,547)**	**(1,530)**
South Africa 0.0%				
Goldman Sachs, Protection Bought (Relevant Credit: Republic of South Africa), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25 (USD)	39,680	779	2,732	(1,953)
JPMorgan Chase, Protection Bought (Relevant Credit: Republic of South Africa), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25 (USD)	39,690	780	2,795	(2,015)
Total South Africa			**5,527**	**(3,968)**
United States (0.0)%				
Bank of America, Protection Bought (Relevant Credit: Dell), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	13,065	(152)	453	(605)
Bank of America, Protection Bought (Relevant Credit: International Paper), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26	17,000	(501)	(370)	(131)

Bank of America, Protection Bought (Relevant Credit: Prudential Financial), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	4,500	(113)	(65)	(48)
Bank of America, Protection Bought (Relevant Credit: Quest Diagnostics), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26	17,000	(516)	(489)	(27)
Barclays Bank, Protection Bought (Relevant Credit: Raytheon Technologies), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	4,000	(114)	(103)	(11)
Barclays Bank, Protection Bought (Relevant Credit: Raytheon), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	4,000	(143)	(103)	(40)
BNP Paribas, Protection Bought (Relevant Credit: Packaging Corp. of America), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26	13,050	(426)	(375)	(51)
Goldman Sachs, Protection Bought (Relevant Credit: Raytheon Technologies), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	5,975	(171)	(154)	(17)
Goldman Sachs, Protection Bought (Relevant Credit: Raytheon), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	5,975	(214)	(154)	(60)
Morgan Stanley, Protection Bought (Relevant Credit: Prudential Financial), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	15,300	(383)	(207)	(176)
Total United States			**(1,567)**	**(1,166)**
Total Bilateral Credit Default Swaps, Protection Bought			**(1,369)**	**(7,692)**
Credit Default Swaps, Protection Sold 0.1%				
Luxembourg 0.1%				
JPMorgan Chase, Protection Sold (Relevant Credit: ArcelorMittal, Ba1*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/25	16,950	3,429	2,563	866
Total Luxembourg			**2,563**	**866**

(Amounts in 000s)

Description	Notional Amount	$ Value	Initial $ Value**	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.2)%				
Credit Default Swaps, Protection Bought 0.0%				
Chile (0.1)%				
Protection Bought (Relevant Credit: Republic of Chile), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26 (USD)	70,890	(1,458)	(1,118)	(340)
Total Chile				**(340)**
South Africa 0.0%				
Protection Bought (Relevant Credit: Republic of South Africa), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26 (USD)	14,615	588	692	(104)
Total South Africa				**(104)**
United States 0.1%				
Protection Bought (Relevant Credit: Market CDX.EM-S35, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26	141,390	3,665	4,165	(500)
Total United States				**(500)**
Total Centrally Cleared Credit Default Swaps, Protection Bought				**(944)**
Interest Rate Swaps (0.2)%				
Canada 0.1%				
5 Year Interest Rate Swap, Receive Fixed 0.885% Semi-Annually, Pay Variable 0.435% (3M CAD CDOR) Semi-Annually, 1/14/26	11,400	(186)	1	(187)
5 Year Interest Rate Swap, Receive Fixed 1.132% Semi-Annually, Pay Variable 0.434% (3M CAD CDOR) Semi-Annually, 2/23/26	9,300	(74)	—	(74)
5 Year Interest Rate Swap, Receive Fixed 1.354% Semi-Annually, Pay Variable 0.435% (3M CAD CDOR) Semi-Annually, 4/15/26	13,800	(13)	—	(13)
5 Year Interest Rate Swap, Receive Fixed 1.440% Semi-Annually, Pay Variable 0.436% (3M CAD CDOR) Semi-Annually, 3/22/26	11,600	38	—	38

5 Year Interest Rate Swap, Receive Fixed 1.610% Semi-Annually, Pay Variable 0.435% (3M CAD CDOR) Semi-Annually, 10/3/24	25,700	365	—	365
5 Year Interest Rate Swap, Receive Fixed 1.705% Semi-Annually, Pay Variable 0.439% (3M CAD CDOR) Semi-Annually, 6/21/24	45,552	682	—	682
5 Year Interest Rate Swap, Receive Fixed 1.751% Semi-Annually, Pay Variable 0.434% (3M CAD CDOR) Semi-Annually, 2/12/25	13,200	250	—	250
5 Year Interest Rate Swap, Receive Fixed 1.828% Semi-Annually, Pay Variable 0.435% (3M CAD CDOR) Semi-Annually, 5/28/24	112,232	2,090	1	2,089
5 Year Interest Rate Swap, Receive Fixed 1.842% Semi-Annually, Pay Variable 0.435% (3M CAD CDOR) Semi-Annually, 5/28/24	14,636	278	—	278
30 Year Interest Rate Swap, Pay Fixed 1.542% Semi-Annually, Receive Variable 0.435% (3M CAD CDOR) Semi-Annually, 10/8/50	33,670	4,103	1	4,102
30 Year Interest Rate Swap, Pay Fixed 1.811% Semi-Annually, Receive Variable 0.435% (3M CAD CDOR) Semi-Annually, 10/3/49	2,600	183	—	183
30 Year Interest Rate Swap, Pay Fixed 1.852% Semi-Annually, Receive Variable 0.435% (3M CAD CDOR) Semi-Annually, 1/14/51	4,300	269	(1)	270
30 Year Interest Rate Swap, Pay Fixed 2.008% Semi-Annually, Receive Variable 0.435% (3M CAD CDOR) Semi-Annually, 10/23/49	2,000	72	1	71
30 Year Interest Rate Swap, Pay Fixed 2.270% Semi-Annually, Receive Variable 0.434% (3M CAD CDOR) Semi-Annually, 2/23/51	9,800	(137)	—	(137)
30 Year Interest Rate Swap, Pay Fixed 2.435% Semi-Annually, Receive Variable 0.435% (3M CAD CDOR) Semi-Annually, 4/15/51	5,200	(222)	—	(222)

30 Year Interest Rate Swap, Pay Fixed 2.533% Semi-Annually, Receive Variable 0.435% (3M CAD CDOR) Semi-Annually, 4/16/49	1,600	(92)	–	(92)
30 Year Interest Rate Swap, Pay Fixed 2.546% Semi-Annually, Receive Variable 0.436% (3M CAD CDOR) Semi-Annually, 3/22/51	5,100	(329)	–	(329)
30 Year Interest Rate Swap, Pay Fixed 2.625% Semi-Annually, Receive Variable 0.435% (3M CAD CDOR) Semi-Annually, 7/5/48	20,750	(1,606)	–	(1,606)
30 Year Interest Rate Swap, Pay Fixed 2.942% Semi-Annually, Receive Variable 0.439% (3M CAD CDOR) Semi-Annually, 9/25/48	850	(110)	–	(110)
30 Year Interest Rate Swap, Pay Fixed 3.030% Semi-Annually, Receive Variable 0.434% (3M CAD CDOR) Semi-Annually, 11/9/48	2,200	(313)	1	(314)
Total Canada				**5,244**
China 0.0%				
5 Year Interest Rate Swap, Receive Fixed 2.870% Quarterly, Pay Variable 2.600% (7 Day Interbank Repo) Quarterly, 3/9/26	187,650	140	–	140
5 Year Interest Rate Swap, Receive Fixed 2.880% Quarterly, Pay Variable 2.650% (7 Day Interbank Repo) Quarterly, 3/8/26	402,350	330	–	330
Total China				**470**
Hong Kong 0.0%				
5 Year Interest Rate Swap, Receive Fixed 0.768% Quarterly, Pay Variable 0.170% (3M HKD HIBOR) Quarterly, 2/25/26	71,000	(9)	1	(10)
5 Year Interest Rate Swap, Receive Fixed 0.803% Quarterly, Pay Variable 0.226% (3M HKD HIBOR) Quarterly, 7/3/25	90,000	66	1	65
5 Year Interest Rate Swap, Receive Fixed 0.805% Quarterly, Pay Variable 0.208% (3M HKD HIBOR) Quarterly, 7/7/25	180,000	130	–	130
5 Year Interest Rate Swap, Receive Fixed 0.838% Quarterly, Pay Variable 0.202% (3M HKD HIBOR) Quarterly, 4/19/26	80,000	18	–	18

5 Year Interest Rate Swap, Receive Fixed 0.860% Quarterly, Pay Variable 0.175% (3M HKD HIBOR) Quarterly, 5/4/25	216,249	235	–	235
5 Year Interest Rate Swap, Receive Fixed 0.875% Quarterly, Pay Variable 0.173% (3M HKD HIBOR) Quarterly, 5/6/25	439,051	511	1	510
Total Hong Kong				**948**
Poland (0.3)%				
10 Year Interest Rate Swap, Pay Fixed 1.090% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/20/30	202,255	2,642	1	2,641
10 Year Interest Rate Swap, Pay Fixed 1.100% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/20/30	67,418	863	–	863
10 Year Interest Rate Swap, Pay Fixed 1.108% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/20/30	67,418	852	1	851
10 Year Interest Rate Swap, Pay Fixed 1.110% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/23/30	81,909	1,033	–	1,033
10 Year Interest Rate Swap, Pay Fixed 1.525% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 2/25/31	55,251	216	–	216
10 Year Interest Rate Swap, Pay Fixed 1.530% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 2/25/31	50,749	192	–	192
10 Year Interest Rate Swap, Pay Fixed 1.740% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 4/19/31	216,000	(142)	–	(142)
10 Year Interest Rate Swap, Pay Fixed 1.800% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 11/5/29	52,030	(287)	1	(288)
10 Year Interest Rate Swap, Pay Fixed 1.800% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 11/6/29	26,015	(143)	–	(143)
10 Year Interest Rate Swap, Pay Fixed 1.803% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 11/5/29	26,015	(144)	1	(145)
10 Year Interest Rate Swap, Pay Fixed 1.820% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 11/5/29	26,015	(155)	1	(156)
10 Year Interest Rate Swap, Pay Fixed 1.820% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/25/29	53,000	(302)	–	(302)

10 Year Interest Rate Swap, Pay Fixed 1.860% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 11/7/29	25,625	(175)	–	(175)
10 Year Interest Rate Swap, Pay Fixed 2.330% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 3/25/29	48,910	(717)	–	(717)
10 Year Interest Rate Swap, Pay Fixed 2.465% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 5/2/29	19,600	(331)	–	(331)
10 Year Interest Rate Swap, Pay Fixed 2.873% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 9/6/28	5,800	(166)	–	(166)
10 Year Interest Rate Swap, Pay Fixed 2.883% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 3/19/28	38,258	(916)	–	(916)
10 Year Interest Rate Swap, Pay Fixed 2.930% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 11/5/28	20,430	(592)	–	(592)
10 Year Interest Rate Swap, Pay Fixed 2.955% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 6/8/28	17,812	(429)	1	(430)
10 Year Interest Rate Swap, Pay Fixed 2.963% Annually, Receive Variable 0.150% (6M PLN WIBOR) Semi-Annually, 8/6/28	9,750	(302)	–	(302)
10 Year Interest Rate Swap, Pay Fixed 2.983% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 9/17/28	29,420	(902)	1	(903)
10 Year Interest Rate Swap, Pay Fixed 2.995% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 3/7/28	18,561	(483)	1	(484)
10 Year Interest Rate Swap, Pay Fixed 3.000% Annually, Receive Variable 0.240% (6M PLN WIBOR) Semi-Annually, 11/13/28	40,000	(1,210)	–	(1,210)
10 Year Interest Rate Swap, Pay Fixed 3.025% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 6/11/28	28,188	(714)	–	(714)
10 Year Interest Rate Swap, Pay Fixed 3.049% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 3/8/28	141,439	(3,821)	–	(3,821)
10 Year Interest Rate Swap, Pay Fixed 3.050% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 2/28/28	34,000	(922)	1	(923)
10 Year Interest Rate Swap, Pay Fixed 3.118% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 2/23/28	15,000	(426)	–	(426)

10 Year Interest Rate Swap, Pay Fixed 3.149% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 2/13/28	119,483	(3,476)	1	(3,477)
10 Year Interest Rate Swap, Pay Fixed 3.158% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 2/14/28	90,466	(2,645)	1	(2,646)
10 Year Interest Rate Swap, Pay Fixed 3.160% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 2/12/28	75,051	(2,200)	1	(2,201)
Total Poland				**(15,814)**
United Kingdom (0.0)%				
30 Year Interest Rate Swap, Pay Fixed 0.680% Semi-Annually, Receive Variable 0.111% (6M GBP LIBOR) Semi-Annually, 10/23/50	1,140	170	—	170
30 Year Interest Rate Swap, Pay Fixed 0.730% Semi-Annually, Receive Variable 0.112% (6M GBP LIBOR) Semi-Annually, 10/3/49	1,050	135	1	134
30 Year Interest Rate Swap, Pay Fixed 0.827% Semi-Annually, Receive Variable 0.041% (6M GBP LIBOR) Semi-Annually, 1/27/50	8,250	756	—	756
30 Year Interest Rate Swap, Pay Fixed 0.967% Semi-Annually, Receive Variable 0.042% (6M GBP LIBOR) Semi-Annually, 1/22/50	16,200	672	1	671
30 Year Interest Rate Swap, Pay Fixed 0.987% Semi-Annually, Receive Variable 0.040% (6M GBP LIBOR) Semi-Annually, 1/17/50	25,200	860	—	860
30 Year Interest Rate Swap, Pay Fixed 1.007% Semi-Annually, Receive Variable 0.110% (6M GBP LIBOR) Semi-Annually, 10/23/49	800	24	—	24
30 Year Interest Rate Swap, Pay Fixed 1.070% Semi-Annually, Receive Variable 0.104% (6M GBP LIBOR) Semi-Annually, 11/21/49	1,400	14	1	13
30 Year Interest Rate Swap, Pay Fixed 1.182% Semi-Annually, Receive Variable 0.108% (6M GBP LIBOR) Semi-Annually, 4/15/51	6,730	(236)	—	(236)

30 Year Interest Rate Swap, Pay Fixed 1.187% Semi-Annually, Receive Variable 0.078% (6M GBP LIBOR) Semi-Annually, 2/23/51	9,600	(371)	–	(371)
30 Year Interest Rate Swap, Pay Fixed 1.224% Semi-Annually, Receive Variable 0.105% (6M GBP LIBOR) Semi-Annually, 3/22/51	3,730	(192)	–	(192)
30 Year Interest Rate Swap, Pay Fixed 1.505% Semi-Annually, Receive Variable 0.110% (6M GBP LIBOR) Semi-Annually, 5/7/49	16,750	(2,375)	–	(2,375)
50 Year Interest Rate Swap, Pay Fixed 0.986% Semi-Annually, Receive Variable 0.110% (6M GBP LIBOR) Semi-Annually, 10/23/69	610	(7)	1	(8)
50 Year Interest Rate Swap, Pay Fixed 1.056% Semi-Annually, Receive Variable 0.108% (6M GBP LIBOR) Semi-Annually, 4/15/71	825	(48)	–	(48)
50 Year Interest Rate Swap, Pay Fixed 1.069% Semi-Annually, Receive Variable 0.078% (6M GBP LIBOR) Semi-Annually, 2/23/71	1,600	(107)	–	(107)
50 Year Interest Rate Swap, Pay Fixed 1.449% Semi-Annually, Receive Variable 0.097% (6M GBP LIBOR) Semi-Annually, 3/8/69	5,000	(1,348)	–	(1,348)
50 Year Interest Rate Swap, Pay Fixed 6.090% Semi-Annually, Receive Variable 0.111% (6M GBP LIBOR) Semi-Annually, 10/23/70	725	133	–	133
Total United Kingdom				**(1,924)**
Total Centrally Cleared Interest Rate Swaps				**(11,076)**
Zero-Coupon Inflation Swaps 0.0%				
United States 0.0%				
30 Year Zero-Coupon Inflation Swap Pay Fixed 1.535% at Maturity, Receive Variable (Change in CPI) at Maturity, 1/27/51	20,872	1,057	–	1,057
30 Year Zero-Coupon Inflation Swap Pay Fixed 1.535% at Maturity, Receive Variable (Change in CPI) at Maturity, 1/28/51	20,523	1,125	1	1,124

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America	7/9/21	IDR	295,714,428	USD	20,721	$ (374)
Bank of America	7/15/21	PLN	44,188	USD	11,704	(114)
Bank of America	7/15/21	USD	29,700	ZAR	404,717	1,411
Bank of America	9/10/21	USD	4,664	MYR	19,305	25
Barclays Bank	7/9/21	USD	29,676	IDR	436,110,478	(332)
Barclays Bank	7/9/21	USD	13,093	INR	963,249	149
Barclays Bank	7/9/21	USD	16,618	KRW	18,575,660	140
Barclays Bank	9/2/21	USD	77,094	CLP	55,942,945	1,045
Barclays Bank	9/17/21	USD	184,998	JPY	20,243,059	2,662
BNP Paribas	7/9/21	USD	6,441	TWD	181,529	(75)
BNP Paribas	7/15/21	USD	35,738	ILS	116,127	114
BNP Paribas	7/15/21	USD	62,716	SEK	523,629	1,522
BNP Paribas	7/15/21	USD	8,360	ZAR	119,643	(3)
BNP Paribas	9/2/21	USD	30,580	BRL	163,036	(1,947)
BNP Paribas	9/2/21	USD	79,685	CLP	58,364,727	343
BNP Paribas	9/17/21	EUR	143,738	USD	171,399	(684)
BNP Paribas	9/17/21	PLN	16,533	USD	4,522	(185)
BNP Paribas	9/17/21	RUB	3,248,383	USD	43,907	(24)
BNP Paribas	9/17/21	USD	9,229	ILS	30,062	(1)
BNP Paribas	9/17/21	USD	1,789	RON	7,254	49
BNP Paribas	9/17/21	USD	23,175	RUB	1,697,281	246
Canadian Imperial Bank of Commerce	9/17/21	CAD	117,780	USD	94,722	290
Canadian Imperial Bank of Commerce	9/17/21	CAD	57,217	USD	46,550	(394)
Canadian Imperial Bank of Commerce	9/17/21	USD	35,335	AUD	45,620	1,111
Canadian Imperial Bank of Commerce	9/17/21	USD	93,349	CAD	113,305	1,948
Canadian Imperial Bank of Commerce	9/17/21	USD	64,530	GBP	45,492	1,589
Citibank	7/9/21	INR	145,679	USD	1,959	(2)
Citibank	7/23/21	NOK	404,443	USD	46,710	268
Citibank	9/2/21	EGP	736,514	USD	45,917	154
Citibank	9/2/21	USD	29,933	BRL	161,406	(2,268)
Citibank	9/17/21	MXN	82,474	USD	4,060	36
Citibank	9/17/21	USD	72,126	ILS	233,689	380
Citibank	9/17/21	USD	2,131	ILS	6,941	—
Citibank	9/17/21	USD	41,996	RSD	4,064,400	1,048
Credit Suisse	7/6/21	TRY	31,478	USD	3,597	7
Credit Suisse	7/9/21	KRW	51,761,058	USD	46,132	(216)
Credit Suisse	7/9/21	USD	2,125	IDR	31,195,042	(21)

Credit Suisse	7/9/21	USD	97,006	INR	7,124,778 $	1,265
Credit Suisse	7/9/21	USD	32,896	KRW	36,759,600	287
Credit Suisse	9/17/21	USD	47,166	NOK	392,047	1,619
Credit Suisse	9/17/21	USD	24,250	ZAR	338,477	785
Deutsche Bank	7/9/21	IDR	50,733,636	USD	3,540	(49)
Deutsche Bank	9/17/21	AUD	151,612	USD	117,530	(3,790)
Deutsche Bank	9/17/21	NOK	392,047	USD	47,437	(1,890)
Goldman Sachs	7/9/21	IDR	49,374,920	USD	3,343	54
Goldman Sachs	7/9/21	INR	586,364	USD	7,893	(14)
Goldman Sachs	7/9/21	TWD	1,781,510	USD	63,671	270
Goldman Sachs	7/9/21	USD	33,468	IDR	491,888,143	(377)
Goldman Sachs	7/9/21	USD	45,407	KRW	50,569,947	548
Goldman Sachs	7/9/21	USD	87,318	TWD	2,467,976	(1,261)
Goldman Sachs	7/15/21	USD	8,361	ZAR	119,345	19
Goldman Sachs	9/10/21	USD	51,460	THB	1,607,489	1,319
Goldman Sachs	9/17/21	GBP	4,094	USD	5,690	(26)
Goldman Sachs	9/17/21	USD	3,877	ILS	12,609	6
Goldman Sachs	10/8/21	USD	64,236	TWD	1,781,510	(138)
HSBC Bank	7/9/21	IDR	383,043,966	USD	26,326	30
HSBC Bank	7/9/21	INR	1,709,566	USD	22,963	10
HSBC Bank	7/9/21	TWD	3,406,481	USD	121,776	487
HSBC Bank	7/9/21	TWD	1,399,482	USD	50,566	(337)
HSBC Bank	7/9/21	USD	33,458	IDR	494,750,131	(584)
HSBC Bank	7/9/21	USD	9,055	INR	668,823	67
HSBC Bank	7/9/21	USD	10,818	INR	817,991	(174)
HSBC Bank	7/9/21	USD	30,708	KRW	34,346,449	240
HSBC Bank	7/9/21	USD	87,802	TWD	2,482,160	(1,286)
HSBC Bank	9/2/21	USD	22,160	BRL	112,541	(293)
HSBC Bank	9/10/21	USD	12,929	THB	403,129	355
HSBC Bank	9/17/21	USD	197,417	CNH	1,269,883	2,186
HSBC Bank	9/17/21	USD	6,162	ILS	20,048	7
HSBC Bank	10/8/21	USD	26,010	IDR	383,043,966	26
HSBC Bank	10/8/21	USD	22,716	INR	1,709,566	4
HSBC Bank	10/8/21	USD	78,513	TWD	2,177,401	(166)
JPMorgan Chase	9/10/21	USD	12,046	MYR	49,880	59
JPMorgan Chase	9/10/21	USD	37,760	PHP	1,818,689	713
Morgan Stanley	7/9/21	IDR	268,339,437	USD	18,493	(30)
Morgan Stanley	7/9/21	USD	130,421	KRW	147,811,096	(699)
Morgan Stanley	7/15/21	USD	37,352	ZAR	530,342	282
Morgan Stanley	7/15/21	ZAR	34,132	USD	2,403	(17)
Morgan Stanley	9/2/21	BRL	132,229	USD	25,967	414
Morgan Stanley	9/10/21	USD	37,727	PHP	1,818,689	680

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Dynamic Global Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks high current income. The fund has four classes of shares: the Dynamic Global Bond Fund (Investor Class), the Dynamic Global Bond Fund–Advisor Class (Advisor Class), the Dynamic Global Bond Fund–I Class (I Class), and the Dynamic Global Bond Fund–Class Z (Class Z). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended June 30, 2021, the Advisor Class incurred less than $1,000 in these fees.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and Exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

($000s)	Level 1	Level 2	Level 3	Total Value
Assets				
Fixed Income Securities[1]	$ —	$ 4,131,484	$ —	$ 4,131,484
Bank Loans	—	73,543	5,879	79,422
Common Stocks	—	198	—	198
Convertible Preferred Stocks	—	36,074	—	36,074
Equity Mutual Funds	160,833	—	—	160,833
Short-Term Investments	101,448	—	—	101,448
Securities Lending Collateral	13,883	—	—	13,883
Options Purchased	—	22,319	—	22,319
Total Securities	276,164	4,263,618	5,879	4,545,661
Swaps*	—	36,600	—	36,600
Forward Currency Exchange Contracts	—	49,263	—	49,263
Futures Contracts*	618	—	—	618
Total	$ 276,782	$ 4,349,481	$ 5,879	$ 4,632,142
Liabilities				
Options Written	$ —	$ 4,544	$ —	$ 4,544
Swaps*	—	42,776	—	42,776
Forward Currency Exchange Contracts	—	30,086	—	30,086
Futures Contracts*	37,207	—	—	37,207
Total	$ 37,207	$ 77,406	$ —	$ 114,613

[1] Includes Asset-Backed Securities, Convertible Bonds, Corporate Bonds, Government Bonds, Municipal Securities, Non-U.S. Government Mortgage-Backed Securities and U.S. Treasury Obligations.

* The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations					
	Securities^	Options Written	Futures	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)						
Interest rate derivatives	$ 6,035	$ 144	$ 122,438	$ —	$ (22,763)	$ 105,854
Foreign exchange derivatives	(6,514)	494	—	(56,220)	—	(62,240)
Credit derivatives	(1,042)	607	—	—	12,729	12,294
Equity derivatives	(40,943)	8,897	—	—	—	(32,046)
Total	$ (42,464)	$ 10,142	$ 122,438	$ (56,220)	$ (10,034)	$ 23,862
Change in Unrealized Gain (Loss)						
Inflation derivatives	$ —	$ —	$ —	$ —	$ 15,902	$ 15,902
Interest rate derivatives	(9,176)	—	(46,203)	—	63,076	7,697
Foreign exchange derivatives	(2,185)	—	—	95,412	—	93,227
Credit derivatives	(763)	(470)	—	—	(9,731)	(10,964)
Equity derivatives	20,904	(6,582)	—	—	—	14,322
Total	$ 8,780	$ (7,052)	$ (46,203)	$ 95,412	$ 69,247	$ 120,184

^Options purchased are reported as securities.

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2021, cash of $93,748,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

The following table summarizes the fund’s OTC and bilateral derivatives at the reporting date by loss exposure to each counterparty after consideration of collateral, if any.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 54% and 62% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 13% and 42% of net assets.

Options The fund is subject to interest rate risk, foreign currency exchange rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values interest rates, currency values and credit ratings; and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 20% and 96% of net assets.

Swaps The fund is subject to interest rate risk, credit risk and inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of June 30, 2021, the notional amount of protection sold by the fund totaled $42,498,000 (0.9% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 47% and 71% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2021, the value of loaned securities was $12,981,000; the value of cash collateral and related investments was $13,883,000.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $2,247,756,000 and $2,133,397,000, respectively, for the six months ended June 30, 2021. Purchases and sales of U.S. government securities aggregated $862,514,000 and $165,459,000, respectively, for the six months ended June 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2020, the fund had $51,120,000 of available capital loss carryforwards.

At June 30, 2021, the cost of investments for federal income tax purposes was $4,495,550,000. Net unrealized gain aggregated $26,463,000 at period-end, of which $186,651,000 related to appreciated investments and $160,188,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2021, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $2,000 remain subject to repayment by the fund at June 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates; $111,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) have invested. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2021, the fund was allocated $60,000 of Spectrum Funds’ expenses. Of these amounts, $36,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2021, approximately 8% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2021, approximately 61% of the I Class’s and 92% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 10,730 shares of the Advisor Class, representing 64% of the Advisor Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021